Notes Payable, Line of Credit and Repurchase Agreement (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Schedule of maturities of long-term debt
The following table summarizes the scheduled aggregate principal repayments, including principal repayments on amortizing debt, for the Fixed Rate Debt, Variable Rate Debt and Credit Facility for each of the five succeeding fiscal years and the period thereafter (in thousands):

Year ended December 31,	Principal Repayments (1)
2013	$324,253
2014	49,366
2015	286,808
2016	199,352
2017	716,925
Thereafter	189,011
Total	$1,765,715

(1) Principal payment amounts reflect actual payments based on face amount of notes payable. As of December 31, 2012, the fair value adjustment, net of amortization of mortgage notes assumed was $8.4 million.